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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): October 1, 1999
                                                          ---------------



                      CHARTER COMMUNICATIONS HOLDINGS, LLC
                      ------------------------------------
               CHARTER COMMUNICATIONS HOLDINGS CAPITAL CORPORATION
               ---------------------------------------------------
           (Exact name of registrants as specified in their charters)


                                    Delaware
                                    --------
                                    Delaware
                                    --------
         (State or Other Jurisdiction of Incorporation or Organization)


          333-77499                                        43-1843179
          ---------                                        ----------
        333-77499-01                                       43-1843177
        ------------                                       ----------
   Commission File Number                               (Federal Employer
                                                      Identification Number)


12444 Powerscourt Drive - Suite 400
St. Louis, Missouri                                             63131
---------------------------------------                         -----
(Address of Principal Executive Offices)                        (Zip Code)

(Registrant's telephone number, including area code)            (314) 965-0555


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ITEM 2   ACQUISITION OF ASSETS.

         On October 1, 1999, Charter Communications Holdings, LLC (the "Company"), through certain of its subsidiaries, acquired from InterMedia Partners Southeast and its affiliates ("InterMedia"), certain equity interests and assets of cable systems serving approximately 412,000 customers in North Carolina, South Carolina, Georgia and Tennessee (collectively, the "InterMedia Systems"). The Company paid to the sellers $904 million in cash and exchanged company-operated cable systems serving approximately 114,000 customers located in Indiana, Montana, Utah and northern Kentucky.

         At the closing, the Company retained a cable system located in Indiana serving approximately 30,000 customers for which the Company was unable to obtain the necessary regulatory approvals. The Company agreed to retain ownership and bear the risk of loss associated with this cable system until such approvals can be obtained. In the event that the necessary regulatory approvals are not obtained by November 5, 1999, InterMedia may elect to receive other properties from us that are mutually acceptable.

         If the necessary regulatory approvals cannot be obtained for the transfer of the Indiana system by November 5, 1999 and the Company is unable to transfer to InterMedia satisfactory replacement systems before April 1, 2000, the Company must pay InterMedia approximately $88.2 million in cash. In addition, if the Company transfers cash or property other than the retained Indiana system to InterMedia, in certain circumstances, the Company must indemnify InterMedia 50% of all taxes and associated costs incurred or arising out of any claim that InterMedia suffered tax losses to which it would not have been subject to if the Company had transferred the retained Indiana system in October 1999.

         This transaction after giving effect to the transfer of the retained Indiana system will result in a net increase of approximately 268,000 customers concentrated in the southeast and southern regions of the U.S. For the six months ended June 30, 1999, the InterMedia Systems had revenues of $100.6 million. For the year ended December 31, 1998, the InterMedia Systems had revenues of $176.1 million.



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ITEM 7   FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial statements of business acquired.

             Not required.

         (b) Pro forma financial information.

             Not required.

         (c) Exhibits.

              2.6(a) Asset and Stock Purchase Agreement, dated April 20, 1999, between InterMedia Partners of West Tennessee, L.P. and Charter Communications, LLC (incorporated by reference to
                      Exhibit 2.6(a) to Amendment No. 2 to the Registration Statement on Form S-4 of Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation filed on June 21, 1999, File No. 333-77499)
              2.6(b) Stock Purchase Agreement, dated April 20, 1999, between TCID 1P-V, Inc. and Charter Communications, LLC (incorporated by reference to Exhibit 2.6(b) to Amendment No. 2 to the Registration Statement on Form S-4 of Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation filed on June 21, 1999, File No. 333-77499)
              2.6(c) RMG Purchase Agreement, dated as of April 20, 1999, between Robin Media Group, Inc., InterMedia Partners of West Tennessee, L.P. and Charter RMG, LLC (incorporated by reference to Exhibit 2.6(c) to Amendment No. 2 to the Registration Statement on Form S-4 of Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation Registration Statement filed on June 21, 1999, File No. 333-77499)
              2.6(d) Asset Exchange Agreement, dated April 20, 1999, among InterMedia Partners Southeast, Charter Communications, LLC, Charter Communications Properties, LLC, and Marcus Cable Associates, L.L.C. (incorporated by reference to
                      Exhibit 2.6(d) to Amendment No. 2 to the Registration Statement on Form S-4 of Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation filed on June 21, 1999, File No. 333-77499)
               2.6(e) Asset Exchange Agreement, dated April 20, 1999, among
                      InterMedia Partners, a California Limited Partnership, Brenmor Cable Partners, L.P. and Robin Media Group, Inc. (incorporated by reference to Exhibit 2.6(e) to Amendment No. 2 on Form S-4 to the Registration Statement of Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation filed on June 21, 1999, File No. 333-77499)
              2.6(f) Amendment to Asset Exchange Agreement, made as of October 1, 1999, by and among InterMedia Partners Southeast and Charter Communications, LLC, Charter Communication Properties, LLC and Marcus Cable Associates, L.L.C. (incorporated by reference to exhibit 2.6(f) to Amendment No. 3 to the Registration Statement on Form S-1 of Charter Communications, Inc. filed on October 18, 1999, File No. 333-83887)
              2.6(g) Common Agreement, dated April 20, 1999, between InterMedia Partners, InterMedia Partners Southeast, InterMedia Partners of West Tennessee, L.P., InterMedia Capital Partners IV, L.P., InterMedia Partners IV, L.P., Brenmor Cable Partners, L.P., TCID 1P-V, Inc., Charter Communications, LLC, Charter Communications Properties, LLC, Marcus Cable Associates, L.L.C. and Charter RMG, LLC (incorporated by reference to Exhibit 2.6(g) to Amendment No. 3 to the Registration Statement on Form S-1 of Charter Communications, Inc. filed on October 18, 1999, File No. 333-83887)



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications Holdings, LLC has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   CHARTER COMMUNICATIONS
                                   HOLDINGS, LLC, a registrant

Dated October 18, 1999             By:    /s/ KENT D. KALKWARF
                                          --------------------
                                          Name:    Kent D. Kalkwarf
                                          Title:   Senior Vice President and
                                                   Chief Financial Officer
                                                   (Principal Financial Officer
                                                   and Principal Accounting
                                                   Officer)



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications Holdings Capital Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   CHARTER COMMUNICATIONS
                                   HOLDINGS CAPITAL CORPORATION, a
                                   registrant


Dated October 18, 1999             By:    /s/ KENT D. KALKWARF
                                          --------------------
                                          Name:    Kent D. Kalkwarf
                                          Title:   Senior Vice President and
                                                   Chief Financial Officer
                                                   (Principal Financial Officer
                                                   and Principal Accounting
                                                   Officer)